First Interstate BancSystem, Inc. Announces Appointment of Chief Banking Officer West

Company Release: September 5, 2017

(Billings, MT) First Interstate BancSystem, Inc. (NASDAQ: FIBK) today announced the appointment of Jodi Delahunt Hubbell as Executive Vice President and Chief Banking Officer West. Ms. Delahunt Hubbell will lead First Interstate’s Northwest Division in Oregon, Idaho and Washington, effective October 16, 2017.
First Interstate President and CEO, Kevin Riley, said this is an exciting time for First Interstate and he is pleased to welcome Ms. Delahunt Hubbell to the executive team. “Jodi has worked in many different areas of the financial industry during her 30-year career, much of it in Oregon. Her knowledge of the region, along with her diverse banking experience and expertise will be very valuable as we continue to serve our clients and communities in the high growth markets of the Pacific Northwest.”
Prior to joining First Interstate, Ms. Delahunt Hubbell served as Executive Vice President and Director, Risk Management for Zions Bancorporation in Salt Lake City Utah. She has held leadership roles at many different financial institutions, including The Commerce Bank of Oregon, U.S. Bancorp and Centennial Bank in Portland, Oregon. Ms. Delahunt Hubbell brings expertise in commercial lending, small business banking, finance, service quality, business development, retail banking, consulting and risk management. “My values align closely with First Interstate Bank and their focus on the clients and employees. I am excited to return to the Northwest and join the team.”

Ms. Delahunt Hubbell has a bachelor’s degree in Business Administration from the University of Portland and a Human Resource Management Certificate from Villanova University. She attended the RMA/Wharton Advanced Risk Management School in 2016, and is a 2016/2017 International Woman’s Forum Leadership Foundation Fellow. One of Ms. Delahunt Hubbell’s proudest moments was her recognition as a “Woman of Influence” with the Portland Business Journal Orchid Award in 2013. She currently serves on the Board of Directors of the National University of Natural Medicine in Portland, Oregon. Ms. Delahunt Hubbell has also served on the Board of Directors of the Regional Arts and Culture Council, the development committee for the Oregon Museum of Science and Industry, and she held various leadership roles on the Board of Directors for Literary Arts, all in Portland, Oregon.

First Interstate BancSystem, Inc. is a financial services holding company headquartered in Billings, Montana. It is the parent company of First Interstate Bank. First Interstate Bank is a community bank with $12.2 billion in assets as of June 30, 2017, delivering financial solutions through 126 locations located throughout Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming. As a recognized leader in community banking services, First Interstate is guided by strong values as well as a commitment to delivering long-term organic growth by exceeding client expectations and supporting, with leadership and resources, the communities it serves.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including the possibility that Ms. Delahunt Hubbell may not begin her new role when expected or at all. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

First Interstate BancSystem, Inc.
Margie Morse, +1 406-255-5053
Investor Relations Officer
margie.morse@fib.com